UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 1, 2023
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Morphic Holding, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-38940	47-3878772
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

35 Gatehouse Drive, A2
Waltham,	Massachusetts	02451
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (781) 996-0955
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MORF	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.
On December 1, 2023, the Board of Directors (the “Board”) of Morphic Holding, Inc., a Delaware corporation (the “Company”), approved certain amendments to its Code of Conduct and Ethics (as amended, the “Code”). The Code was approved and adopted by the Board as part of its ordinary course recurrent review of the Company’s codes and policies and applies to all officers, directors and employees of the Company, as well as any contractors or consultants that are contractually obligated to comply therewith. The amendments to the Code did not relate to or result in any waiver, explicit or implicit, of any provision of the Company’s Code of Conduct and Ethics in effect prior to the amendment.

The amendments to the Code update, clarify and enhance provisions including, but not limited to: the scope of persons covered by the Code; the Company’s policies covering compliance with healthcare and anti-money laundering laws, potential conflicts of interest, the incurrence of business expenses, confidentiality, the protection and proper use of Company assets, and public communications; and the compliance standards and procedures for reporting actual or potential violations of the Code.

The above description of the Code does not purport to be complete and is qualified in its entirety by reference to the full text of the Code, a copy of which is filed as Exhibit 14.1 to this Current Report on Form 8-K and available on the Investors subpage of the Company’s website at https://investor.morphictx.com (under the link “Corporate Governance”). Information on the Company’s website shall not be deemed incorporated by reference into, or to be a part of, this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
14.1	Code of Conduct and Ethics
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORPHIC HOLDING, INC.

Date: December 6, 2023	By:	/s/ Marc Schegerin
Marc Schegerin, M.D.
Chief Financial Officer and Chief Operating Officer